UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

UNIVERSAL INSURANCE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

UNIVERSAL INSURANCE HOLDINGS P.O. BOX 8016, CARY, NC 27512-9903 Universal Insurance Holdings, Inc. Important Notice Regarding the Availability of Proxy Materials Shareholders Meeting to be held on June 8, 2023 For Shareholders of record as of April 10, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/UVE To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/UVE Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or electronic copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 30, 2023. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/UVE TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials. Universal Insurance Holdings, Inc. Meeting Type: Annual Meeting of Shareholders Date: Thursday, June 8, 2023 Time: 9:00 AM, Eastern Time Place: Boca Raton Resort & Club 501 E. Camino Real, Boca Raton, FL 33432 SEE REVERSE FOR FULL AGENDA

Universal Insurance Holdings, Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 4 AND 1 YEAR ON PROPOSAL 3 PROPOSAL 1. Election of twelve directors. 1.01 Shannon A. Brown 1.02 Scott P. Callahan 1.03 Kimberly D. Campos 1.04 Stephen J. Donaghy 1.05 Sean P. Downes 1.06 Marlene M. Gordon 1.07 Francis X. McCahill, III 1.08 Richard D. Peterson 1.09 Michael A. Pietrangelo 1.10 Ozzie A. Schindler 1.11 Jon W. Springer 1.12 Joel M. Wilentz, M.D. 2. Advisory vote to approve the compensation of the Company’s named executive officers. 3. Advisory vote on the frequency of future advisory votes on named executive officers’ compensation. 4. Ratification of the appointment of Plante & Moran, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.